UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2018
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EXTERRAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 30, 2018, Exterran Corporation (the “Company”) amended Article SEVEN of its Amended and Restated Certificate of Incorporation to replace the vote required for stockholders to amend the Company’s Bylaws from the affirmative vote of the holders of 66-2/3% of the voting power of the Company’s outstanding common stock to the affirmative vote of the holders of a majority of the voting power of the Company’s outstanding common stock. This amendment was approved by the Company’s stockholders at the Company’s annual meeting of stockholders described below. Following the filing of this amendment, the Company restated its certificate of incorporation.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Company’s Restated Certificate of Incorporation, which incorporates the amendment to Article SEVEN described above and which is attached hereto as Exhibit 3.1 and incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of stockholders was held on April 26, 2018. In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934, as amended. Following are the voting results on the matters voted upon at the meeting, all of which are more fully described in our Proxy Statement.

1.	Each of our directors was elected for a term expiring at the next annual meeting of stockholders or until their successors are duly elected and qualified:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
William M. Goodyear	30,652,959	250,551	4,794	1,683,455
James C. Gouin	30,686,231	217,244	4,829	1,683,455
John P. Ryan	30,614,027	289,473	4,804	1,683,455
Christopher T. Seaver	30,580,639	322,871	4,794	1,683,455
Mark R. Sotir	30,639,479	264,031	4,794	1,683,455
Andrew J. Way	30,686,435	216,308	5,561	1,683,455
Ieda Gomes Yell	30,617,242	283,233	7,829	1,683,455

2.	The compensation of our Named Executive Officers for 2017 was approved.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
29,961,671	615,478	331,155	1,683,455

3.	Deloitte & Touche LLP was ratified as our independent registered public accounting firm for fiscal year 2018.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
35,521,035	58,766	11,958

4.
An amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to eliminate the super-majority vote required for stockholders to amend the Company’s Amended and Restated Bylaws was approved.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
30,579,480	11,721	317,103	1,683,455

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Exterran Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

/s/ VALERIE L. BANNER
Valerie L. Banner
Vice President and General Counsel
Date: April 30, 2018

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